Exhibit 99.1
HOWARD WEIL March 24, 2009

Forward-Looking Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward- looking statements. These include the factors discussed or referenced in the "Risk Factors" section of the Companies most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission("SEC"), risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. In its filings with the SEC, the Company is permitted to disclose only proved reserves that it has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses certain terms in this presentation, such as "unproved" or "potential," in relation to reserves that the SEC's guidelines strictly prohibit companies from including in filings with the SEC. There is a much higher risk that the Company may not actually realize such estimates. 2

Company Overview 3 Ticker: Market Cap1: $2.3 billion Enterprise Value2: $2.9 billion Portfolio highlights Q4 average daily production of 25.2 MBoepd 137.3 MMBoe proved reserves (98% Permian)3 63% oil 56% proved developed 612,082 gross (243,725 net) acres4 Over 5,700 identified opportunities Map of operations 1Based on 3/19/09 closing price of $26.55 and 85.5 million diluted shares outstanding 2 Net debt at 12/31/08 was $612 million 3 2008 year end reserves 4 At 12/31/08 Other Acreage Yeso Acreage Wolfberry Acreage NM TX Northwest Shelf Tatum Basin Delaware Basin Salt Basin Central Basin Platform Midland Basin NM TX NM TX Marfa Basin Midland

2008 Highlights Reserve replacement1 of 752% at an all sources F&D2 of $21.93/Boe; $18.19/Boe excluding deferred tax liability associated with Henry transaction Drillbit F&D3 of $10.19/Boe Proved reserves of 137.3 MMBoe, a 51% increase over 2007 Production of 7.1 MMBoe, a 41% increase over 2007 Revenue of $534 million, a 81% increase over 2007 Net income of $279 million vs. 2007 net income of $25 million Net cash provided by operating activities of $391 million, a 131% increase over 2007 EBITDAX4 of $401 million, an 85% increase over 2007 4 1The Company uses the reserve replacement ratio as an indicator of the Company's ability to replenish annual production volumes and grow its reserves, thereby providing some information on the sources of future production. It should be noted that the reserve replacement ratio is a statistical indicator that has limitations. The ratio is limited because it typically varies widely based on the extent and timing of discoveries and property acquisitions. Its predictive and comparative value is also limited for the same reasons. In addition, since the ratio does not imbed the cost or timing of future production of new reserves, it cannot be used as a measure of value creation. The reserve replacement ratio of 752% was calculated by dividing net proved reserve additions of 53.4 MMBoe (the sum of extensions and discoveries, revisions, purchases and sales) by production of 7.1 MMBoe. 2All sources finding and development cost was calculated by dividing total costs incurred for oil and natural gas properties by net proved reserve additions. 3Drill-bit F&D excludes price revisions and is calculated by dividing extensions and discoveries including performance revisions into exploration and development cost incurred. 4For an explanation of how we calculate and use EBITDAX and a reconciliation of net income to EBITDAX, please see appendix.

Production & Reserves Growth 5 2004 through 2008 illustrates growth through acquisitions and drilling Large acquisitions of private companies in 2004, 2006 and 2008 Organic production growth driven by activity on core Southeast New Mexico Shelf asset 24% organic growth in 2008 vs. 2007 4Q '08 production mix is 67% oil, 33% gas - 28% growth from 4Q 2007 excluding Henry deal Initiated development program in 2006 on New Mexico Shelf properties targeting Yeso formation; currently operating 6 rigs Large project inventory in Wolfberry play; currently operating 5 rigs Annual production Proved Reserves

2009 Capital Budget 6 Approximately $460 million allocated to the two core Permian Basin assets 8 rigs in the Wolfberry 6 rigs in the Yeso Includes facilities capex for the Shelf 1 rig in the Lower Abo Horizontal Approximately $40 million allocated to Bakken $10 million allocated to leasehold and G&G Fund 2009 capex with cash flow $500 Million Capital Budget assuming $65/Bbl and $6/Mcf (announced on November 11, 2008) Approximately $280 million allocated to the two core Permian Basin assets 5 rigs in the Wolfberry 6 rigs in the Yeso Includes facilities capex for the Shelf Approximately $20 million allocated to Bakken $10 million allocated to leasehold and G&G Fund 2009 capex with cash flow $300 Million Capital Budget assuming $40/Bbl and $5/Mcf (announced on January 8, 2009)

2009 Production Contribution 7 Large contribution from PDP SENM Shelf is largest contributor from 2009 program due to capital spending level and program efficiency Texas Permian and Other primarily driven by Wolfberry, Bakken and Lower Abo Horizontal oil plays

Cash Margin Analysis Strong price realizations due to 65/35 oil/gas mix and liquid content in gas stream Favorable cost structure in core area due to concentration of assets Established infrastructure 8 2008 Cash Margin1 1Source: JP Morgan Cash Margin defined as: Revenue (ex. hedging) minus LOE, Severance Tax, and G&A Peer group: DNR, RRC, SD, SWN, SM, EAC, WLL, XCO, and HK

Concho Assets NM TX New Mexico Permian 69% of proved reserves1 70% of production2 Majority of opportunities < 7,000' Paddock, Blinebry, Abo, Atoka, Morrow, Strawn 1,685 drilling opportunities Texas Permian 29% of proved reserves1 29% of production2 Activities concentrated in Wolfberry play 1,780 drilling opportunities 137.3 MMBoe proved reserves1 63% oil 56% proved developed Q4 average daily production of 25.2 MBoepd Over 5,700 drilling and recompletion opportunities Other Acreage Yeso Acreage Wolfberry Acreage Northwest Shelf Tatum Basin Delaware Basin Salt Basin Central Basin Platform Midland Basin NM TX NM TX Marfa Basin Midland 9 1 2008 year end reserves 2 4th quarter 2008 production

New Mexico Permian Established core area with 2006 acquisition of Chase properties Established production in lower member of Yeso (Blinebry); commingled with upper member (Paddock) to significantly enhance economics Significantly improved drilling times and well completions Exploration success in Lower Abo Currently operating 6 rigs in the Yeso Consolidation / JV opportunities Acreage in deeper Basin complements Yeso drilling Office in Artesia with 30 employees 10

New Mexico Permian Shelf Core asset from Chase acquisition Historic production from shallower zones including the Grayburg, San Andres and Paddock Enhanced economics by combining Blinebry (lower member of Yeso formation) and Paddock (upper member of Yeso formation) intervals and improvement in drilling times Initiated aggressive Yeso drilling program in 2006 260 wells drilled from 2006 to 2008 6 rigs currently drilling Blinebry / Paddock wells Majority of wells drilled will be combination Blinebry / Paddock wells Basin Basin properties provide deeper, high impact opportunities Typically produce from deeper intervals such as Strawn and Morrow Yeso Well Current capital cost approximately $1.5 million IRR: 34% ($40.00 Oil, $5.00 Gas) 50% ($50.00 Oil, $6.00 Gas) 69% ($60.00 Oil, $7.00 Gas) 11 153,435 gross (71,423 net) acres1 1 At 12/31/08 Chaves Eddy Lea Central Basin Platform Delaware Basin Tatum Basin Other Acreage Yeso Acreage

Emerging Play - Lower Abo Horizontal Oil Approximately 22,000 net acres Continuing to add to our acreage Drilled 8 operated wells including discovery well in early 2007 and participated as a non-operator in an additional 6 wells Recent IP rates of 1,755 and 1,660 Boepd Geographically close to the New Mexico Shelf conventional asset Concho is one of the most active in the play 12 Chaves Eddy Lea Central Basin Platform Delaware Basin Tatum Basin Other Acreage Yeso Acreage Lower Abo Acreage

New Mexico Permian 13 1 As of 12/31/08 53% proved developed 100% third party engineered 355 identified proved drilling locations 74% Yeso opportunities 42% third party engineered 1,330 identified unproved locations Additional 10 acre Blinebry reserve potential Lower Abo Horizontal oil play Consolidation Paddock waterflood Shallower zone potential Total Proved1 Unproved1 Additional Potential Current Inventory1 993 Blinebry / Paddock 192 Paddock stand-alone 17 Blinebry stand-alone 226 Shallower than Yeso 103 Deeper than Yeso 850 Recompletion opportunities Production1 Producing approximately 70% of Company's total production High liquid content ties approximately 80% of revenue stream on Blinebry / Paddock wells to crude oil prices Approximately 78% of 2009 capital budget 138 Yeso drill wells planned for 2009 Larger frac jobs to continue in 2009 - 110 wells completed with larger frac jobs at year end 2008 2009 Capital Expenditures Total Proved 95 MMBoe Unproved 93 MMBoe

Texas Permian Initially established position with Lowe acquisition in late 2004 Acquired Henry Petroleum in July 2008 Industry leading position in Wolfberry play Added 80+ employees New core area created Over 600 Wolfberry wells drilled by technical team since 2002 Currently operating 5 rigs in the Wolfberry play Substantially all operated 241,508 gross (69,727 net) acres Over 1,600 Wolfberry drilling locations on 80 and 40 acre spacing (326 are PUDs) 10+ year drilling inventory at current pace Consolidation / JV opportunities Wolfberry Well Current capital cost approximately $1.45 million IRR: 10% ($40.00 Oil, $5.00 Gas) 20% ($50.00 Oil, $6.00 Gas) 32% ($60.00 Oil, $7.00 Gas) 14

Texas Permian 15 CXO acreage CXO Acreage A B Leonard shelf carbonates Wolfcamp shelf carbonates Spraberry turbidites (primary target) Wolfcamp debris flows (primary target) 10,500' 7,500' Wolfcamp shelf edge Eastern Shelf Wolfberry Fairway / Henry Petroleum Acreage 8,500' 9,500' Wolfcamp Spraberry Central Basin Platform A B

Texas Permian 16 1 As of 12/31/08 Wolfberry expansion Shallower zones than Wolfberry Deeper zones than Wolfberry Consolidation 63% proved developed 100% third party engineered 457 identified proved locations 97% Wolfberry opportunities 56% third party engineered 1,323 identified unproved locations Total Proved1 Unproved1 Additional Potential Current Drilling Inventory1 Production1 Producing approximately 29% of Company's total production High liquid content ties approximately 85% of revenue stream on Wolfberry wells to crude oil prices 2009 Capital Expenditures Approximately 15% of 2009 capital budget Currently running 5 rigs Total Proved 39 MMBoe Unproved 46 MMBoe 1,780 Texas Permian drilling locations 92% Wolfberry locations 26% PUD locations

Emerging Play – Williston Basin Bakken

- 42,802 gross (11,223 net) acres[1]
- 50/50 partners in approximately 8,000 net acres with Newfield in Westburg area (McKenzie County)
  - Prospective for the Bakken and Three Forks formations
  - Initial production rates from 4 recent wells in Westburg have ranged between 500 and 1,000 Boepd
  - Participated in 5 wells in the Westburg area in 2008
- Expect to spend $15 to $20 million in 2009

North Dakota



WILLIAMS
MOUNTRAIL
ROSS
STANLEY
NESSON ANTICLINE
SANISH
PARSHALL
CHARLSON
BLUE BUTTES
McKENZIE
CXO Working Interest
Bakken Well
Three Forks Well
Producing Well
Permitted Well
CXO Acreage
CXO/NFX AMI

[1]As of 12/31/08

CONCHO 17

Key Takeaways Geographically-focused asset base in the Permian Basin of Southeast New Mexico and West Texas Visible multi-year growth from reinvesting cash flow in existing assets Favorable margins and low cost structure Additional potential in core areas Management to continue acquire, develop, exploit and explore strategy 18

Appendix 19

2009 Guidance 20

Liquidity - 12/31/08 21 ($ in thousands) Borrowing base1 $ 960,000 Senior revolver 630,000 Letters of credit 275 Total outstanding 630,275 Liquidity $ 329,725 Cash and cash equivalents, net of bank overdrafts $ 8,318 Debt to book capitalization 32.2% Net debt to book capitalization 31.9% 1 Borrowing base redetermination is semi-annual. Next redetermination in April 2009.

Commodity Hedging Schedule as of March 13, 2009 22 The index prices for the oil contracts are based on the NYMEX-West Texas Intermediate monthly average futures price. The index price for the natural gas contract is based on the Inside FERC-El Paso Permian Basin first-of-the-month spot price. The index prices for the natural gas contracts are based on the NYMEX-Henry Hub last trading day of the month futures price. The basis differential between the El Paso Permian delivery point and NYMEX Henry Hub delivery point. Represents weighted average prices.

EBITDAX Reconciliation 23 ($ thousands) EBITDAX (as defined above) is presented herein, and reconciled to the generally accepted accounting principle ("GAAP") measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund exploration and development activities. We define EBITDAX as net income, plus (1) exploration and abandonments expense, (2) depreciation, depletion and amortization expense, (3) accretion expense, (4) impairments of long-lived assets, (5) non-cash stock-based compensation expense, (6) ineffective portion of cash flow hedges and unrealized (gain) loss on derivatives not designated as hedges, (7) interest expense, (8) bad debt expense and (9) federal and state income taxes, less other ancillary income including interest income, gathering income and rental income). EBITDAX is not a measure of net income or cash flow as determined by generally accepted accounting principles. Our EBITDAX measure provides additional information which may be used to better understand our operations. EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net income, as an indicator of our operating performance. Certain items excluded from EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic cost of depreciable assets, none of which are components of EBITDAX. EBITDAX as used by us may not be comparable to similarly titled measures reported by other companies. We believe that EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies, without regard to financial or capital structure, and to assess the financial performance of our assets and our company without regard to capital structure or historical cost basis.